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                                                              EXHIBIT 10.4
                               FIRST AMENDMENT
                                   TO THE
                     AMENDED AND RESTATED BRIDGE AGREEMENT


      THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED BRIDGE AGREEMENT (the "Amendment") dated as of September 1, 1996, is between SPS TRANSACTION SERVICES, INC. ("Borrower") and DEAN WITTER, DISCOVER & CO. ("DWDC").

      WHEREAS, Borrower and DWDC are parties to an Amended and Restated Bridge Agreement, dated as of September 1, 1995, pursuant to which DWDC has agreed to make certain loans to the Borrower; and

      WHEREAS, the Borrower and DWDC desire to amend the Amended and Restated Bridge Agreement.

      NOW THEREFORE, the Amended and Restated Bridge Agreement is amended as follows:

           1. Each capitalized term used in this Amendment (and not otherwise defined herein) shall have the same meaning as set forth in the Amended and Restated Bridge Agreement.

           2. Section 1 of the Amended and Restated Bridge Agreement is hereby amended in its entirety and henceforth shall read as follows:

               1. Amount: The maximum aggregate amount that DWDC shall be required to lend hereunder at any time shall be $750,000,000; provided, however, that DWDC may, from time to time and upon written notice to Borrower, reduce such maximum commitment by an amount not to exceed the total amount of credit card receivables that are sold by Hurley State Bank, a wholly owned subsidiary of Borrower, pursuant to any securitization agreement entered into after the date of this Amended and Restated Bridge Agreement; provided, that, except as provided in Section 5(a), any such reduction shall not affect the status of any loans then outstanding hereunder.

           3. Section 2 of the Amended and Restated Bridge Agreement is hereby amended in its entirety and henceforth shall read as follows:

               2. Term: This Amended and Restated Bridge Agreement shall expire on January 31, 1997.

           4. Except as provided herein, the terms and conditions of the Amended and Restated Bridge Agreement shall remain in full force and effect.


      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

SPS TRANSACTION SERVICES, INC.           DEAN WITTER, DISCOVER & CO.

By:/s/ Thomas M. Goldstein               By:/s/ Birendra Kumar

Title: Vice President - Finance          Title: Treasurer